SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of Earliest Event Reported)         August 28, 1996



                              QUADRAX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


  Delaware				                  0-16052				                 	05-0420158
 (State or                (Commission File Number)          (IRS Employer
 Other Jurisdiction						 			                                Identification
 of Incorporation)                                              No.)



  300 High Point Avenue,  			                    Portsmouth,  RI  02871
 (Address of Principal Executive Offices)						                   (Zip Code)


  Registrant's telephone number, including area code         (401) 683-6600


 					                        Not Applicable
      (Former Name or Former Address, If Changed Since Last Report.)







  ITEM 5.  Other Events

     On August 28, 1996, Registrant issued a press release announcing that it had signed a contract with the Taylor Made Golf Company to develop new golf products made with Quadrax's thermoplastic composite materials. See the Company's press release attached as Exhibit No. 99.1.






	 (c)  Exhibits.

  	99.1    Company's press release dated August 28, 1996.





                                  Signatures

     	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       							Quadrax Corporation




     September 6, 1996                		/s/ James J. Palermo
     (Date)	                              		James J. Palermo, Chairman
                                         			and Chief Executive Officer



    September 6, 1996                		/s/ Edward A. Stoltenberg
    (Date)		                              	Edward A. Stoltenberg,
                                           Chief	Financial Officer
                                           and Principal	Accounting Officer